UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

CBIZ, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6050 Oak Tree Boulevard, South, Suite 500, Cleveland, Ohio	44131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 216-447-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

On September 27, 2010, CBIZ, Inc. (the “Company”) issued a press release announcing the closing of the sale of $130 million of its 4.875% Convertible Senior Subordinated Notes due 2015, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Press Releases.

(d) Exhibits

99.1	Press Release dated September 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 29, 2010

CBIZ, INC.

By: /s/ Michael W. Gleespen
Name: Michael W. Gleespen
Title: Corporate Secretary